UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 26, 2004

                          POLO RALPH LAUREN CORPORATION
             (Exact name of registrant as specified in its charter)



            DELAWARE                      001-13057              13-2622036
(State or other jurisdiction of          (Commission           (IRS Employer
        incorporation) No.)              File Number)        Identification No.)


 650 MADISON AVENUE, NEW YORK, NEW YORK                             10022
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:           (212) 318-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On May 26, 2004, Polo Ralph Lauren Corporation (the "REGISTRANT") announced the acquisition of certain of the assets, and the assumption of certain liabilities, of RL Childrenswear Company, LLC (the "LICENSEE") relating to the Licensee's licensed Polo Ralph Lauren childrenswear apparel business in the United States, Canada and Mexico.

         A copy of the press release issued by the Registrant concerning the foregoing acquisition is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements.

               Not applicable.

         (b)   Pro Forma Financial Information.

               Not applicable.

         (c)   Exhibits.


         EXHIBIT NO.       DESCRIPTION
         -----------       -----------

         99.1 Press Release of Polo Ralph Lauren Corporation, dated May 26, 2004.


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                                                                               3


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     POLO RALPH LAUREN CORPORATION



                                     By: /s/ Gerald M. Chaney
                                         ---------------------------------------
                                         Name:  Gerald M. Chaney
                                         Title: Senior Vice President of Finance
                                                  and Chief Financial Officer



Date:  May 26, 2004


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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                               DESCRIPTION
------                               -----------

99.1             Press Release of Polo Ralph Lauren Corporation, dated
                 May 26, 2004.